UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2024

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2024, at a Special Meeting (the “Special Meeting”) of the stockholders of Mangoceuticals, Inc. (the “Company,” “we,” “our,” or “us”), the stockholders of the Company approved a First Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan (“First Amendment” and the Mangoceuticals, Inc. 2022 Equity Incentive Plan, as amended by the First Amendment, the “Incentive Plan”) in accordance with the voting results set forth below under Item 5.07. The First Amendment was originally approved by the Board of Directors of the Company on February 26, 2024, subject to stockholder approval and the First Amendment became effective at the time of stockholder approval.

The material terms of the Incentive Plan, as amended by the First Amendment, were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) under the caption “Proposal 2 – Adoption of the First Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan” filed with the Securities and Exchange Commission (SEC) on March 1, 2024. The Incentive Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board or Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board or Compensation Committee, in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is currently the sum of (i) 10,000,000, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (x) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (y) 2,000,000 shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 26,000,000 shares of common stock (or awards) may be issued or granted under the 2022 Plan in aggregate, and no more than 26,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

The above description of the First Amendment and the Incentive Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Amendment and the Incentive Plan as amended by the First Amendment, which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, stockholders representing 17,029,274 shares of the Company’s capital stock entitled to vote at the Special Meeting were present in person or by proxy representing 74.1% of the voting shares issued and outstanding on the record date of February 28, 2024, and constituting a quorum to conduct business at the Special Meeting. The following sets forth the matters that were voted upon by the Company’s stockholders at the Special Meeting and the voting results for such matters. These matters are described in more detail in the Proxy Statement.

At the Special Meeting, stockholders approved the following proposals, which are set forth in their entirety below.

1.	Proposal No. 1: Approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-fifty inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to March 25, 2025:

For	Against	Abstentions	Broker Non-Votes
15,396,470	1,352,013	56,851	223,940

Proposal No. 1 was approved by approximately 91% of the votes cast on the proposal at the Special Meeting, representing a majority of the shares entitled to vote at the Special Meeting, and as such Proposal No. 1 was approved at the Special Meeting.

2.	Proposal No. 2: Approval of the adoption of the First Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
11,837,917	706,612	148,916	4,335,829

A majority of shares of common stock present in person or represented by proxy at the Special Meeting were cast for approval of Proposal No. 2, and as such Proposal No. 2 was approved at the Special Meeting.

3.	Proposal No. 3: Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1:

For	Against	Abstentions	Broker Non-Votes
15,877,555	1,013,320	28,158	110,241

A majority of shares of common stock present in person or represented by proxy at the Special Meeting were cast for approval of Proposal No. 3, and as such Proposal No. 3 was approved at the Special Meeting; however, because Proposal No. 1 was approved, the approval of Proposal No. 3 had no effect.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	First Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan
10.2*	Amended and Restated Mangoceuticals, Inc. 2022 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: March 26, 2024	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer